QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.7

FLEETWOOD ENTERPRISES, INC.
AMENDED AND RESTATED
1992 STOCK-BASED INCENTIVE COMPENSATION PLAN
(As Amended on March 10, 2003)

I.     GENERAL PROVISIONS

  1.1 Purposes of the Plan

        Fleetwood Enterprises, Inc. ("Fleetwood") has adopted this 1992 Stock-Based Incentive Compensation Plan (the "Plan") to advance the interests of Fleetwood and its stockholders by affording to key management and other Employees of Fleetwood and its subsidiaries an opportunity to acquire or increase a proprietary interest in Fleetwood or to otherwise benefit from the success of the Company through the grant to such Employees of Incentive Awards under the terms and conditions set forth herein. By thus encouraging such Employees to become owners of Fleetwood's shares and by granting such Employees other incentive compensation that is measured by the increased market value of Fleetwood's shares or another appropriate measure of the success and profitability of the Company, the Company seeks to attract, retain and motivate those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends.

  1.2 Definitions.

        As used herein the following terms shall have the meanings set forth below:

        (a)   "Board" means the Board of Directors of Fleetwood.

        (b)   "Cause" shall include but not be limited to: (i) Participant's refusal to comply with a lawful, written instruction of the Board or Participant's immediate supervisor, which refusal is not remedied by Participant within a reasonable period of time after his receipt of written notice from the Company identifying the refusal; (ii) Participant's act or acts of personal dishonesty which were intended to result in Participant's personal enrichment at the expense of the Company or any of its affiliated companies; or (iii) Participant's conviction of any misdemeanor involving an act of moral turpitude or any felony; or (iv) Participant's failure to perform his duties in a satisfactory manner. Participant must be provided written notice of the unsatisfactory performance and provided at least ninety (90) days to improve his performance.

        (c)   "Change in Control" means the following and shall be deemed to occur if any of the following events occur:

          (i)    The acquisition (other than from Fleetwood) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, Fleetwood or its subsidiaries, or any executive benefit plan of Fleetwood or its subsidiaries which acquires beneficial ownership of voting securities of Fleetwood), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of either the then-outstanding shares of common stock or the combined voting power of Fleetwood's then-outstanding voting securities entitled to vote generally in the election of directors;

          (ii)   Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by Fleetwood's stockholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of Fleetwood, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall, for the purposes of this Plan, be considered as though such person were a member of the Incumbent Board;

          (iii)  The stockholders of Fleetwood approve a merger or consolidated with any other corporation, other than

            (A)  a merger or consolidation which would result in the voting securities of Fleetwood outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of another entity) more than 50% of the combined voting power of the voting securities of Fleetwood or such other entity outstanding immediately after such merger or consolidation, and

            (B)  a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 25% or more of the combined voting power of Fleetwood's then outstanding voting securities; or

          (iv)  The stockholders of Fleetwood approve a plan of complete liquidation of the Company or an agreement for the sale or other disposition by the Company of all or substantially all of the Company's assets.

Notwithstanding the preceding provisions of this Section 1.2(d), a Change in Control shall not be deemed to have occurred (1) if the "person" described in the preceding provisions of this Paragraph is an underwriter or underwriting syndicate that has acquired the ownership of 50% or more of the combined voting power of Fleetwood's then outstanding voting securities solely in connection with a public offering of Fleetwood's securities; (2) if the "person" described in the preceding provisions of this Paragraph is an employee stock ownership plan or other employee benefit plan maintained by the Company that is qualified under the provisions of the Employee Retirement Income Security Act of 1974, as amended; or (3) if the person described in clause (i) of the preceding provisions of this Paragraph would not otherwise be a beneficial owner of 25% or more of the combined voting power of Fleetwood's then outstanding voting securities but for a reduction in the number of outstanding voting securities resulting from a stock repurchase program or other similar plan of the Company or from a self tender offer of the Company, which plan or tender offer commenced on or after the date hereof, provided, however, that the term "person" shall include such person from and after the first date upon which (A) such person, since the date of the commencement of such plan or tender offer, shall have acquired beneficial ownership of, in the aggregate, a number of voting securities of the Company equal to 1% or more of the voting securities of the Company then outstanding and (B) such person, together with all affiliates and associates of such person, shall beneficially own 25% or more the voting securities of the Company then outstanding.

        (d)   "Code" means the Internal Revenue Code of 1986, as amended. Where the context so requires, a reference to a particular Code section shall also refer to any successor provision of the Code to such section.

        (e)   "Committee" means the committee appointed by the Board to administer the Plan.

        (f)    "Common Stock" means the common stock of Fleetwood, par value $1.00 per share.

        (g)   "Company" means Fleetwood and any present or future parent or subsidiary corporations (as defined in Section 424 of the Code of 1986, as amended) with respect to Fleetwood, any other entity designated by the Board, or any successors to such corporations or entities.

        (h)   "Employee" means any regular employee of the Company.

        (i)    "Exchange Act" means the Securities Exchange Act of 1934, as amended. Where the context so requires, a reference to a particular section of the Exchange Act shall also refer to any successor provision to such section.

        (j)    "Fair Market Value" means the fair market value of a share of Common Stock as determined by the Committee on the basis of such factors as it may deem appropriate.

        (k)   "Fleetwood" means Fleetwood Enterprises, Inc., a Delaware corporation, or any successor thereto.

        (l)    "Incentive Award" means any Stock Option, Stock Appreciation Right, Stock Payment, Restricted Stock, Performance Award or other award granted or sold under the Plan.

        (m)  "Incentive Stock Option" means an incentive stock option, as defined under Section 422 of the Code and the regulations thereunder.

        (n)   "LTPP" means the Company's 2002 Long-Term Performance Plan.

        (o)   "Nonqualified Stock Option" means a stock option other than an Incentive Stock Option. An Option that otherwise meets the requirements under Code Section 422 for qualification as an incentive stock option shall nevertheless be treated as a Nonqualified Stock Option if the Committee so specifies in the Incentive Award pursuant to which such Option is granted.

        (p)   "Option or "Stock Option" means a right to purchase Common Stock and refers to both Incentive Stock Options and Nonqualified Stock Options, subject to an Incentive Award under this Plan and the provisions of Article III hereof.

        (q)   "Participant" means any Employee selected by the Committee to receive an Incentive Award pursuant to this Plan.

        (r)   "Payment Event" means the event or events giving rise to the right to payment of a Performance Award.

        (s)   "Performance Award" means an award, payable in cash, Common Stock or a combination thereof, which is the subject of an Incentive Award under this Plan and the provisions of Article IV hereof.

        (t)    "Performance-Based Compensation" means performance-based compensation as described in Section 162(m) of the Code and the regulations thereunder. If the amount of compensation an Employee will receive under any Incentive Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Committee, in order to qualify an Incentive Award as performance-based compensation under Section 162(m) of the Code and the regulations thereunder, can condition the grant, award, vesting, or exercisability of such an award on the attainment of a preestablished, objective performance goal. For this purpose, a preestablished, objective performance goal may include one or more of the following performance criteria: (i) cash flow, (ii) earnings per share (including earnings before interest, taxes, and amortization), (iii) return on equity, (iv) total stockholder return, (v) return on capital, (vi) return on assets or net assets, (vii) income or net income, (viii) operating margin, (ix) return on operating revenue, and (x) any other similar performance criteria contemplated by the regulations under Section 162(m).

        (u)   "Plan" means the Fleetwood Enterprises, Inc. 1992 Stock-Based Incentive Compensation Plan as set forth herein, as amended from time to time.

        (v)   "Purchase Price" means the purchase price (if any) to be paid by a Participant for Restricted Stock as determined by the Committee.

        (w)  "Restricted Stock" means Common Stock which is the subject of an Incentive Award under this Plan and the provisions of Article VI hereof.

        (x)   "Securities Act" means the Securities Act of 1933, as amended.

        (y)   "Stock Appreciation Right" or "Right" means a right granted pursuant to Article V of the Plan to receive a number of shares of Common Stock or, in the discretion of the Committee, an amount of cash or a combination of shares and cash, based on the increase in the Fair Market Value of the shares subject to the right during such period as is specified by the Committee.

        (z)   "Stock Payment" means a payment in shares of the Company's Common Stock to replace all or any portion of the compensation (other than base salary) that would otherwise become payable to any Employee of the Company, as provided in ArticleVII.

  1.3 Shares of Common Stock Subject to the Plan

        (a)   Subject to the provisions of Section 1.3(c) and Section 8.1 of the Plan, the aggregate number of shares of Common Stock that may be issued (or allocated in the case of Stock Appreciation Rights which have been exercised) pursuant to Incentive Awards under this Plan shall not exceed 9,900,000 shares, which amount gives effect to a two-for-one split of the Common Stock effected in the fourth quarter of the Company's fiscal 1993, the addition of 2,000,000 post-split shares effective April 17, 1996, the addition of 2,000,000 post-split shares effective June 8, 1999 and the addition of 3,000,000 post-split Shares effective September 10, 2002. Of the aggregate number of shares of Common Stock that may be issued under this Plan, no more than 600,000 of such shares may be issued in the form of Restricted Stock.

        (b)   The Common Stock to be issued under this Plan will be made available, at the discretion of the Board or the Committee, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

        (c)   Shares of Common Stock subject to unexercised portions of any Option or Right granted under this Plan that expires, terminates or is canceled (other than an Option or Right which expires because it was in tandem with an Option or Right which was exercised), will again become available for the grant of further Incentive Awards under this Plan.

        (d)   Notwithstanding any other provision of this Plan, no Employee shall be granted Incentive Awards with respect to more than 400,000 shares of Common Stock in any one calendar year. The limitation set forth in this Section 1.3(d) shall be subject to adjustment as provided in Section 8.1, but only to the extent such adjustment would not affect the status of compensation attributable to Incentive Awards hereunder as Performance-Based Compensation.

  1.4 Administration of the Plan

        (a)   The Plan will be administered by the Committee, which will consist of two or more members of the Board appointed by the Board who, during the one-year period prior to service on the Committee and while serving on the Committee, are not granted or awarded equity securities of Fleetwood pursuant to the Plan or any other plan of the Company or any of its affiliates, except as permitted by Rule 16b-3 promulgated under the Exchange Act (or any other comparable provisions at the time or times in question), and who otherwise meet the definition of "Non-Employee Director" in Rule 16b-3(b)(3) thereof. In addition, if Incentive Awards are intended to constitute Performance-Based Compensation, then each of the Committee's members shall also be an "outside director," as such term is defined in the regulations under Section 162(m) of the Code. Notwithstanding anything contained herein, no person shall be disqualified from being a member of the Committee merely because such person is entitled to receive grants or awards pursuant to the Fleetwood Enterprises, Inc. 1992 Nonemployee Director Stock Plan.

        (b)   The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee has authority in its discretion to select the eligible Employees to whom, and the time or times at which, Incentive Awards shall be granted or sold, the nature of each Incentive Award, the number of shares of Common Stock or the number of rights that make up each Incentive Award, the period for the exercise of each Incentive Award, the performance criteria (which need not be identical) utilized to measure the value of Performance Awards and such other terms and conditions applicable to each individual Incentive Award as the Committee shall determine. The Committee may grant at any time new Incentive Awards to a Participant who has previously received Incentive Awards or other grants (including other stock options) whether such prior Incentive Awards or such other grants are still outstanding, have previously been exercised in whole or in part, or are canceled in connection with the issuance of new Incentive Awards; provided, however, that the Committee shall not have the authority to amend outstanding Incentive Awards or to cancel outstanding Incentive Awards and grant new Incentive Awards in substitution thereof if the purpose of such action is to reprice outstanding Incentive Awards. The Committee may grant Incentive Awards singly or in combination or in tandem with other Incentive Awards as it determines in its discretion. The purchase price or initial value and any and all other terms and conditions of the Incentive Awards may be established by the Committee without regard to existing Incentive Awards or other grants. Further, the Committee may, with the consent of a Participant, amend in a manner consistent with the Plan the terms of any existing Incentive Award previously granted to such Participant or acquire from a Participant for a payment of cash, Common Stock or other consideration any existing Incentive Award.

        (c)   Subject to the express provisions of the Plan, the Committee has the authority to interpret the Plan, to determine the terms and conditions of Incentive Awards and to make all other determinations necessary or advisable for the administration of the Plan. The Committee has authority to prescribe, amend and rescind rules and regulations relating to the Plan. All interpretations, determinations and actions by the Committee shall be final, conclusive and binding upon all parties. Any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

        (d)   No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any transaction arising under the Plan.

  1.5 Participation

        (a)   All Employees, as determined by the Committee, are eligible to receive Incentive Awards under the Plan. In no event may any member of the Board who is not an Employee be eligible to participate in, or be granted an Incentive Award under, the Plan.

        (b)   At the time of the grant of each Incentive Award pursuant to this Plan, the Committee shall deliver, or cause to be delivered, to the Participant to whom the Incentive Award is granted a written statement evidencing the Incentive Award and setting forth such terms and conditions applicable to the Incentive Award as the Committee may in its discretion determine consistent with the Plan.

II.    DIVIDEND EQUIVALENTS

        (a)   In the Committee's discretion, a Participant may, as set forth in subparagraph (b) below, be entitled to receive, at no additional cost, an amount for each share of Common Stock upon which an Incentive Award is based, a "Dividend Equivalent" equal to the cash or other consideration paid as a dividend or distribution (other than a dividend or distribution payable in Common Stock) by the Company with respect to its outstanding shares of Common Stock, provided that with respect to Options and Rights granted in tandem, the Dividend Equivalent will be payable with respect to either the Right or the Option, but not both. If awarded by the Committee, Dividend Equivalents shall be paid, with respect to record dates during the period on or after the date an Incentive Award is granted to and including the date such Incentive Award is exercised or terminated, or such other period as is determined by the Committee and specified in the instrument that evidences the grant of the Incentive Award. Such Dividend Equivalents shall be converted to additional shares of Common Stock or cash by such formula as may be determined by the Committee.

        (b)   The Committee, in its discretion, shall determine from time to time whether any Participant shall be entitled to Dividend Equivalents with respect to any other Incentive Award. The Committee shall not be obligated to award Dividend Equivalents, and may elect to grant Dividend Equivalents to some Participants and not to other Participants.

        (c)   Dividend Equivalents shall be computed as of each record date for Common Stock dividends or distributions in such manner as may be determined by the Committee and shall be payable to Participants who have been granted Dividend Equivalents at such time or times as the Committee in its discretion may determine. Dividend Equivalents payable to holders of Incentive Awards may be deferred and paid at a later date as and to the extent provided in the Fleetwood Enterprises, Inc. Deferred Compensation Plan, as amended or restated from time to time.

III.  OPTIONS

  3.1 Grant of Options; Option Price

        (a)   The Committee may grant Options under the Plan from time to time to Employees.

        (b)   The purchase price of Common Stock under each Option (the "Option Exercise Price") will be determined by the Committee at the date such Option is granted. The Option Exercise Price may be equal to or greater than, but not less than, Fair Market Value on the date of grant of the Common Stock subject to the Option; provided, further, that (i) in no event shall the Option Exercise Price be less than the Fair Market Value of the Company Stock subject to the Option on the date of grant nor less than the par value of the shares of Common Stock subject to the Option; and (ii) that in the case of an Incentive Stock Option the Option Exercise Price shall be not less than the Fair Market Value on the date of grant of the Common Stock subject to such Option or such other amount as is necessary to enable such Option to be treated as an "incentive stock option" within the meaning of Code Section 422.

  3.2 Option Period

        Options may be exercised as determined by the Committee, but, in the case of an Incentive Stock Option, in no event after ten years from the date of grant of such Option or such other period as is necessary to enable such Option to be treated as an "incentive stock option" within the meaning of Code Section 422. Options granted to persons who are subject to the provisions of Section 16 of the Exchange Act shall not be exercisable prior to the expiration of six (6) months from the date of the grant of such Option.

  3.3 Exercise of Options

        At the time of the exercise of an Option, the purchase price shall be paid in full in cash or other equivalent consideration acceptable to the Committee and consistent with the Plan's purpose and applicable law, including without limitation, Common Stock or Restricted Stock or other contingent awards denominated in either stock or cash. Any shares of Company Stock assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at their Fair Market Value on the exercise date. No fractional shares will be issued pursuant to the exercise of an Option nor will any cash payment be made in lieu of fractional shares. In the case of an Incentive Stock Option, only the Participant to whom such Option is granted may exercise such Option during the lifetime of such Participant, provided, however, in the event, that such Participant becomes incompetent to exercise such Option, then such Participant's legal representative may exercise such Option on his behalf.

  3.4 Limitation on Exercise of Incentive Stock Options

        The aggregate Fair Market Value (determined at the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all stock option plans of the Company) shall not exceed $100,000 or such other limit as is prescribed by the Code. Any Options granted as Incentive Stock Options pursuant to the Plan in excess of such limitation shall be treated as Nonqualified Stock Options.

  3.5 Termination of Employment

        (a)   Except as otherwise provided in a written agreement between the Company and the Participant, in the event of the termination of a Participant's employment with the Company for Cause, all of the Participant's unexercised Options and/or Rights shall expire as of the date of such termination.

        (b)   Except as otherwise provided in a written agreement between the Company and the Participant, in the event of a Participant's termination of employment for:

          (i)    Any reason other than for Cause, death, disability, or normal retirement (as defined in the Company's retirement plan which covers the Participant), the Participant's Options and/or Rights shall expire and become unexercisable as of the earlier of (A) the date such Options and/or Rights expire in accordance with their terms or (B) three calendar months after the date of termination.

          (ii)   Death or disability, subject to the provisions of Section 3.5(c) below, the Participant (or such Participant's legal representative) shall have twelve (12) months after the date of termination within which to exercise Options and/or Rights that have become exercisable on or before such date and that have not expired on or before such date, regardless of the date upon which such Options or Rights would otherwise expire in accordance with their terms.

          (iii)  Normal retirement, subject to the provisions of Section 3.5(c) below, the Participant's Options and/or Rights shall expire and become unexercisable as of the earlier of (A) the date such Options and/or Rights expire in accordance with their terms or (B) three (3) years after the date of termination.

        (c)   Notwithstanding anything to the contrary in Sections 3.5(a) or 3.5(b), above, the Committee may in its discretion designate such shorter or longer periods to exercise Options and/or Rights following a Participant's termination of employment; provided, however, that any shorter periods determined by the Committee shall be effective only if provided for in the instrument that evidences the grant to the Participant of such Options and/or Rights or if such shorter period is agreed to in writing by the Participant. In the case of an Incentive Stock Option, notwithstanding anything to the contrary herein, in no event shall such Option be exercisable after the expiration of ten years from the date such Option is granted (or such other period as is provided in Code Section 422), nor shall such Option be the subject of any term or provision which would disqualify such Option from being an incentive stock option under Code Section 422. Notwithstanding anything to the contrary herein, Options and/or Rights shall be exercisable by a Participant (or his successor in interest) following such Participant's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination; provided, however, that the Committee, in its discretion, may elect to accelerate the vesting of all or any portion of any Options and/or Rights that had not become exercisable on or prior to the date of such termination.

IV.    PERFORMANCE AWARDS

  4.1 Grant of Performance Awards

        The Committee may authorize the payment of Performance Awards under the Plan. The Committee shall determine the performance criteria (which need not be identical) to be utilized to calculate the value of the Performance Awards, the term and vesting (which shall not be less than one year) of such Performance Awards, the Payment Event, and the form and time of payment of Performance Awards. The specific terms and conditions of each Performance Award shall be set forth in a written statement evidencing the grant of such Performance Award.

  4.2 Payment of Award; Limitation

        Upon the occurrence of a Payment Event, payment of a Performance Award will be made to the Participant in cash or in shares of Common Stock valued at Fair Market Value on the date of the Payment Event or a combination of Common Stock and cash, as the Committee in its discretion may determine. The Committee may impose a limitation on the amount payable upon the occurrence of a Payment Event, which limitation shall be set forth in the written statement evidencing the grant of the Performance Award. Notwithstanding any other provision of this Plan, as to any Performance Awards not subject to the annual share limitation of Section 1.3(d), no Employee shall be granted Performance Awards of more than $500,000 in any one calendar year.

  4.3 Expiration of Performance Award

        If any Participant's employment with the Company is terminated for any reason, all of the Participant's rights under the Performance Award shall expire and terminate unless otherwise determined by the Committee.

V.     STOCK APPRECIATION RIGHTS

  5.1 Granting of Stock Appreciation Rights

        The Committee may grant to Employees Stock Appreciation Rights, related or unrelated to Options, at any time.

        (a)   A Stock Appreciation Right granted in connection with an Option granted under this Plan will entitle the holder of the related Option, upon exercise of the Stock Appreciation Right, to surrender such Option, or any portion thereof to the extent unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 5.1(c). Such Option will, to the extent surrendered, then cease to be exercisable.

        (b)   Subject to Section 5.1(g), a Stock Appreciation Right granted in connection with an Option hereunder will be exercisable at such time or times, and only to the extent that, the related Option is exercisable, and will not be transferable except to the extent that such related Option may be transferable. A Stock Appreciation Right shall be canceled to the extent a related Option is exercised.

        (c)   Upon the exercise of a Stock Appreciation Right related to an Option, the Holder will be entitled to receive payment of an amount determined by multiplying: (i) the difference obtained by subtracting the Option Exercise Price of a share of Common Stock specified in the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (ii) the number of shares as to which such Stock Appreciation Right is exercised.

        (d)   The Committee may grant Stock Appreciation Rights unrelated to Options to Employees. Section 5.1(c) shall be used to determine the amount payable at exercise under such Stock Appreciation Right, except that in lieu of the Option Exercise Price specified in the related Option the initial base amount specified in the Incentive Award shall be used.

        (e)   Notwithstanding the foregoing, the Committee, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right under the Plan.

        (f)    Payment of the amount determined under the foregoing provisions of this Section 5.1 may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, in cash or in a combination of cash and shares of Common Stock as the Committee deems advisable. The Committee is hereby vested with full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Participant to receive cash in full or partial settlement of a Stock Appreciation Right. If the Committee decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

        (g)   The Committee may, at the time a Stock Appreciation Right is granted, impose such conditions on the exercise of the Stock Appreciation Right as may be required to satisfy the requirements of Rule 16b-3 under the Exchange Act (or any other comparable provisions in effect at the time or times in question).

        (h)   No Stock Appreciation Rights granted hereunder shall vest earlier than one year from the date of grant.

  5.2 Termination of Employment

        Section 3.5 will govern the treatment of Stock Appreciation Rights upon the termination of a Participant's employment with the Company.

VI.   RESTRICTED STOCK

  6.1 Award of Restricted Stock

        Subject to Section 1.3(a), which establishes a limitation on the number of shares of Restricted Stock that may be issued under this Plan, the Committee may grant awards of Restricted Stock to Employees. The Committee shall determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions shall lapse, provided that the restriction period shall be at least one year for performance-based grants (including grants made in settlement of awards earned under the LTPP) and three years for non-performance based grants. The terms and conditions of the Restricted Stock shall be set forth in the statement evidencing the grant of such award of Restricted Stock.

  6.2 Requirements of Restricted Stock

        All shares of Restricted Stock granted or sold pursuant to the Plan will be subject to the following conditions:

        (a)   The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

        (b)   The Committee may require that the certificates representing Restricted Stock granted or sold to a Participant pursuant to the Plan remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

        (c)   Each certificate representing Restricted Stock granted or sold to a Participant pursuant to the Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Committee in its discretion deems necessary or appropriate to enforce such restrictions; and

        (d)   The Committee may impose such other conditions on Restricted Stock as the Committee may deem advisable including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange upon which such Restricted Stock or shares of the same class are then listed and under any blue sky or other securities laws applicable to such shares.

  6.3 Lapse of Restrictions

        The restrictions imposed upon Restricted Stock pursuant to Section 6.2 above will lapse in accordance with such schedule or other conditions as are determined by the Committee and set forth in the statement evidencing the grant or sale of the Restricted Stock. Notwithstanding the foregoing, the Committee shall not accelerate the lapse of the restriction period of any Restricted Stock granted hereunder or pursuant to the LTPP except in the event of death, disability, termination without cause, retirement, change-in-control, or otherwise in circumstances specifically enumerated elsewhere in this Plan or in the LTPP.

  6.4 Rights of Participant

        Subject to the provisions of Section 6.2 or restrictions imposed pursuant to Section 6.2, the Participant will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Participant under the Plan, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

  6.5 Termination of Employment

        Unless the Committee in its discretion determines otherwise, subject to Section 6.3, upon a Participant's termination of employment for any reason, all of the Participant's Restricted Stock remaining subject to restrictions imposed pursuant to this Plan on the date of such termination of employment shall be repurchased by the Company at the Purchase Price (if any).

VII. STOCK PAYMENTS

        The Committee may approve Stock Payments of the Company's Common Stock to any Employee of the Company for all or any portion of the Employee's compensation (other than base salary). For purposes of making Stock Payments, the Common Stock shall be valued by the Committee, provided that such Stock Payments shall not exceed 990,000 shares of Common Stock in the aggregate.

VIII. OTHER PROVISIONS

  8.1 Adjustment Provisions

        (a)   Subject to Section 8.1(b) below, (i) if the outstanding shares of Common Stock of Fleetwood are increased, decreased or exchanged for a different number or kind of shares or other securities of Fleetwood, or if additional shares or new or different shares or other securities of Fleetwood are distributed in respect of such shares of Common Stock (or any stock or securities received with respect to such Common Stock), through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares of Common Stock (or any stock or securities received with respect to such Common Stock), or (ii) if the value of the outstanding shares of Common Stock of Fleetwood is reduced by reason of an extraordinary cash dividend, an appropriate and proportionate adjustment may be made in (x) the maximum number and kind of shares provided in Section 1.3, (y) the number and kind of shares or other securities subject to then outstanding Incentive Awards, and (z) the price for each share or other unit of any other securities subject to then outstanding Incentive Awards.

        (b)   In addition to the adjustments permitted by Section 8.1(a) above, except as otherwise expressly provided in the statement evidencing the grant of an Incentive Award, upon the occurrence of a Change in Control of Fleetwood any outstanding Incentive Awards not theretofore exercisable, payable or free from restrictions, as the case may be, shall immediately become exercisable, payable or free from restrictions (other than restrictions required by applicable law or any national securities exchange upon which any securities of Fleetwood are then listed), as the case may be, in their entirety and any shares of Common Stock acquired pursuant to an Incentive Award which are not fully vested shall immediately become fully vested, notwithstanding any of the other provisions of the Plan.

        (c)   Upon the dissolution or liquidation of Fleetwood or upon a reorganization, merger or consolidation of Fleetwood with one or more corporations, as a result of which Fleetwood goes out of existence or becomes a subsidiary of another corporation, or upon a sale of substantially all of the property of Fleetwood to another corporation (in each of such cases a "Termination Event"), this Plan shall terminate. Any Option theretofore granted under the Plan and not exercised on or prior to the Termination Event shall expire and terminate, unless provision be made in writing in connection with such Termination Event for the assumption of the Option or the substitution for such Option of a new option covering the stock of a successor employer corporation, or a parent or subsidiary thereof or of the Company, with appropriate adjustments as to number and kind of shares and prices, in which event such Option shall continue in the manner and under the terms so provided.

        (d)   Adjustments under this Section 8.1 will be made by the Committee, whose determination as to what adjustments will be made and the extent thereof will be final, binding and conclusive. No fractional interests will be issued under the Plan resulting from any such adjustments.

  8.2 Transferability of Incentive Awards

        Incentive Awards, any interest therein, and the right to receive the proceeds thereof shall not be transferable by a Participant, other than (a) by will or the laws of descent and distribution or (b) subject to the final sentence of this Section 8.2, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Committee and under circumstances that would not adversely affect the interests of the Company, transfers for estate planning purposes or pursuant to a nominal transfer that does not result in a change in beneficial ownership. The transfer by a Participant to a trust created by the Participant for the benefit of the Participant or the Participant's family which is revocable at any and all times during the Participant's lifetime by the Participant and as to which the Participant is the sole acting Trustee during his or her lifetime, will ordinarily not be deemed to be a transfer for purposes of the Plan. Under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Incentive Award in the event of the death of a Participant. If the estate of the Participant is the beneficiary with respect to an Incentive Award, any rights with respect to such Incentive Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of such Participant or pursuant to the laws of descent and distribution. Notwithstanding the foregoing, Stock Options intended to be treated as Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) may not be assigned or transferred in violation of Section 422(b)(5) of the IRC or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

  8.3 Continuation of Employment

        (a)   Nothing in the Plan or in any statement evidencing the grant of an Incentive Award pursuant to the Plan shall be construed to create or imply any contract of employment between any Participant and the Company, to confer upon any Participant any right to continue in the employ of the Company, or to confer upon the Company any right to require any Participant's continued employment. Except as expressly provided in the Plan or in any statement evidencing the grant of an Incentive Award pursuant to the Plan, the Company shall have the right to deal with each Participant in the same manner as if the Plan and any such statement evidencing the grant of an Incentive Award pursuant to the Plan did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment of the Participant. Unless otherwise expressly set forth in a separate employment agreement between the Company and such Participant, the Company or the Participant may terminate the employment of any Participant with the Company at any time for any reason, with or without cause.

        (b)   Any question(s) as to whether and when there has been a termination of a Participant's employment, the reason (if any) for such termination, and/or the consequences thereof under the terms of the Plan or any statement evidencing the grant of an Incentive Award pursuant to the Plan shall be determined by the Committee, and the Committee's determination thereof shall be final and binding.

  8.4 Compliance with Government Regulations

        No shares of Common Stock will be issued pursuant to an Incentive Award unless and until all applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock exchanges upon which the Common Stock may be listed have been fully met. As a condition precedent to the issuance of shares of Common Stock pursuant to an Incentive Award, the Company may require the Participant to take any reasonable action to comply with such requirements.

  8.5 Additional Conditions

        The award of any benefit under this Plan also may be subject to such other provisions (whether or not applicable to the benefit award to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Common Stock through the exercise of Stock Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Common Stock acquired under any form of benefit, provisions giving the Company the right to repurchase shares of Common Stock acquired under any form of benefit in the event the Participant elects to dispose of such shares, and provisions to comply with federal and state securities laws. The Company may make such provisions as it deems appropriate for the withholding by the Company pursuant to federal or state income tax laws of such amounts as the Company determines it is required to withhold in connection with any Incentive Award. The Company may require a Participant to satisfy any relevant tax requirements before authorizing any issuance of Common Stock to such Participant or payment of any other benefit hereunder to such Participant. Any such settlement shall be made in the form of cash, a certified or bank cashier's check or such other form of consideration as is satisfactory to the Board.

  8.6 Privileges of Stock Ownership

        No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Incentive Award, except as to such shares of Common Stock or Restricted Stock, if any, that have been issued to such Participant in accordance with the terms and conditions of the applicable Incentive Award.

  8.7 Amendment and Termination of Plan: Amendment of Incentive Awards

        (a)   The Board may alter, amend, suspend or terminate the Plan at any time. No such action of the Board, unless taken with the approval of the stockholders of the Company, may increase the maximum number of shares that may be sold or issued under the Plan, alter the class of Employees eligible to participate in the Plan, or make other material amendments to the Plan.

        (b)   The Committee may, with the consent of a Participant, and subject to Section 1.4(b), make such modifications in the terms and conditions of an Incentive Award as it deems advisable.

        (c)   Except as otherwise provided in this Plan or in the statement evidencing the grant of the Incentive Award, no amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair or adversely affect any right or obligation under any Incentive Award previously granted under the Plan.

  8.8 Unfunded Status of Plan

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to Incentive Awards hereunder, provided, however, that unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

  8.9 Other Compensation Plans

        The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for Employees of the Company.

  8.10 Plan Binding on Successors

        The Plan and any agreement with respect to an Incentive Award shall be binding upon the successors and assigns of the Company and upon each Participant and such Participant's heirs, executors, administrators, personal representatives, permitted assignees, and successors in interest.

  8.11 Singular, Plural; Gender

        Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender, as the context may require.

  8.12 Applicable Law

        This Plan shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws of the State of California.

IX.   EFFECTIVE DATE AND DURATION OF PLAN

        The Plan shall become effective on the later of (a) the date of its adoption by the Board, (b) the date of its approval by the holders of a majority of the outstanding shares of Common Stock. The Plan shall terminate at such time as the Board, in its discretion, shall determine. No Incentive Award may be granted under the Plan after the date of such termination, but such termination shall not affect any Incentive Award theretofore granted.

QuickLinks

  Exhibit 10.7
AMENDED AND RESTATED 1992 STOCK–BASED INCENTIVE COMPENSATION PLAN